Property and equipment, net (Tables)	12 Months Ended
Dec. 31, 2021
Property and equipment, net
Schedule of Property and equipment, net

	December 31,	December 31,
	2020	2021
	US$	US$
Finance lease right-of-use asset -Corporate aircraft	39,438,499	40,361,413
Vehicles	5,825,039	4,795,223
Furniture and fixtures	10,895,581	10,879,140
Office buildings	23,726,382	19,343,707
Total	79,885,501	75,379,483
Accumulated depreciation	(37,125,590)	(39,853,550)
Property and equipment, net	42,759,911	35,525,933